UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on July 26, 2016, Analog Devices, Inc. (the “Company”) entered into an Agreement and Plan of Merger (“Merger Agreement”) with Linear Technology Corporation (“Linear”), a Delaware corporation, and Tahoe Acquisition Corp., (“Merger Sub”) a Delaware corporation and a wholly owned subsidiary of the Company, pursuant to which Merger Sub merged with and into Linear, with Linear becoming a direct, wholly owned subsidiary of the Company (the “Merger”). The Merger is more fully described in Item 2.01 below. In connection with the Merger, the Company completed additional corporate and financing activities, which are more fully described in this Item 1.01.

Bridge Credit Facility

On March 10, 2017, in connection with the Merger, the Company entered into a Bridge Credit Agreement (the “Bridge Credit Agreement”) by and among the Company, as borrower, the several banks and other financial institutions from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and Bank of America, N.A. and Credit Suisse AG, Cayman Islands Branch, as syndication agents. Terms used in this Item 1.01 and not defined herein shall have the meanings ascribed to them in the Bridge Credit Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

The Bridge Credit Agreement provides for unsecured loans in an aggregate principal amount of up to $4.1 billion.

Loans can be Eurodollar Rate Loans or Base Rate Loans at the Company’s option. Each Eurodollar Rate Loan will bear interest at a rate per annum equal to the Eurodollar Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.750% and 1.625%. Each Base Rate Loan will bear interest at a rate per annum equal to the Base Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.00% and 0.625%. Repayments of loans under the Bridge Credit Agreement are due no later than June 8, 2017. The Company may prepay loans under the Bridge Credit Agreement in whole or in part at any time, without premium or penalty, subject to reimbursement of certain costs in the case of borrowings that bear interest at the Eurodollar Rate.

The Bridge Credit Agreement contains customary representations and warranties, affirmative and negative covenants and events of default applicable to the Company and its subsidiaries. The events of default include, among others, nonpayment of principal, interest, fees or other amounts, failure to perform covenants, cross-defaults to certain other indebtedness, insolvency or bankruptcy, customary ERISA defaults or the occurrence of a change of control. The negative covenants include limitations on liens, indebtedness of subsidiaries, mergers and fundamental changes, and sales and other dispositions of property or assets. The Bridge Credit Agreement does not contain any financial covenants.

In the ordinary course of their respective businesses, certain of the lenders and the other parties to the Bridge Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Company and its affiliates for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

Revolving Credit Facility

As previously disclosed, on September 23, 2016, the Company entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”), which includes an Amended and Restated Credit Agreement (the “Revolving Credit Agreement”) among the Company, as borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agents and L/C Issuers, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arrangers and joint bookrunners, and Deutsche Bank AG New York Branch, Sumitomo

Mitsui Bank Corporation, Wells Fargo, National Association, BMO Harris Bank, N.A., DBS Bank Ltd., PNC Bank, National Association, TD Bank, N.A. and The Bank of New York Mellon, as documentation agents.

Pursuant to the terms of the Amendment and Restatement Agreement, on March 10, 2017, additional amendments to the Revolving Credit Agreement became effective, including the following:

•	an increase in the aggregate commitments under the revolving credit facility from $750 million to $1 billion;

•	modifications to the funded debt to EBITDA ratio calculation to net out, only for so long as indebtedness under the Bridge Credit Agreement is outstanding, any unrestricted cash of the Company up to a cap, and to revise the maximum covenant level to (i) 5.00 to 1.00 for any fiscal quarter through and including the fiscal quarter ending on or about May 5, 2018, (ii) 4.50 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about August 4, 2018, through and including the fiscal quarter ending on or about November 3, 2018, (iii) 4.00 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about February 2, 2019, through and including the fiscal quarter ending on or about November 2, 2019 and (iv) 3.00 to 1.00 for any fiscal quarter ending thereafter; and

•	other technical amendments to align the indebtedness, fundamental changes and sales and other dispositions of property covenants with the comparable provisions in the Company’s previously disclosed term loan facility established pursuant to a Credit Agreement, dated September 23, 2016, with JPMorgan Chase Bank, N.A., as administrative agent, the several banks and other financial institutions from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arrangers and joint bookrunners, Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agents, and Wells Fargo Bank, National Association, PNC Bank, National Association, BMO Harris Bank, N.A., DBS Bank Ltd., Sumitomo Mitsui Banking Corporation, TD Bank, N.A., The Bank of New York Mellon, Fifth Third Bank and Deutsche Bank AG New York Branch, as documentation agents, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-07819), filed with the Securities and Exchange Commission on September 26, 2016 (the “Term Loan Agreement”) and incorporated herein by reference.

The foregoing descriptions of the Bridge Credit Agreement and the Revolving Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Bridge Credit Agreement, which is filed as Exhibit 10.1 hereto, and the Amendment and Restatement Agreement (including the Revolving Credit Agreement), which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-07819), filed with the Securities and Exchange Commission on September 26, 2016, and each incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, on March 10, 2017, the Company completed the Merger. At the effective time of the Merger (the “Effective Time”), each outstanding share of Linear common stock, par value $0.001 per share (“Linear Common Shares”), other than shares owned by the Company, Linear and their subsidiaries, or shares subject to restricted stock awards, was automatically converted into the right to receive the following consideration (collectively, the “Merger Consideration”), without interest:

•	$46.00 in cash (the “Cash Consideration”); and

•	0.2321 (the “Exchange Ratio”) shares of common stock of the Company, par value $0.16 2/3 per share (“Analog Common Shares”).

At the closing, each Linear restricted stock unit award (“Linear RSU Award”) and each Linear restricted stock award (“Linear Restricted Stock Award”) that became vested at the closing (including each Linear Restricted Stock Award held by a non-employee director) was converted into the right to receive the Merger Consideration in respect of each Linear Common Share underlying such award.

Each Linear RSU Award and Linear Restricted Stock Award that was granted on or prior to July 22, 2016 that did not become vested at the closing was converted at the closing into two Analog awards, one of which constitutes the right to receive an amount in cash equal to the number of Linear Common Shares subject to such award, multiplied by the Cash Consideration and the other constitutes a restricted unit award or restricted stock award, as applicable, covering the number of Analog Common Shares equal to the product (rounded to the nearest whole number of shares) of the number of Linear Common Shares subject to such award, multiplied by the Exchange Ratio.

Each Linear RSU Award and Linear Restricted Stock Award granted after July 22, 2016 was converted at the closing into an award solely in respect of a number of Analog Common Shares equal to the product (rounded to the nearest whole number of shares) of the number of Linear Common Shares subject to such award, multiplied by 0.9947.

Each converted Analog cash award, restricted stock unit and restricted stock award, as applicable, has the same terms and conditions, including vesting (and for restricted stock awards, any rights to receive future dividends), that applied to the Linear RSU Award or Linear Restricted Stock Award, as applicable, to which the converted Analog awards correspond.

The aggregate amount paid by the Company for the Merger Consideration was approximately $11.1 billion in cash and approximately 56 million Analog Common Shares, which had a value of approximately $4.6 billion based on the closing price of Analog Common shares on The NASDAQ Global Select Market on March 10, 2017.

The Company funded the cash portion of the Merger Consideration through cash on hand, the net proceeds of the issuance and sale of senior unsecured notes, and funds from short- and long-term indebtedness.

The foregoing description of the Merger Agreement and the Merger is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

On March 10, 2017, the Company borrowed $4.1 billion under the Bridge Credit Agreement and $5.0 billion under the Term Loan Agreement, and used the proceeds of the borrowings to pay a portion of the cash consideration for the Merger and to pay related fees and expenses.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective March 10, 2017, as of immediately after completion of the Merger, the Company’s Board of Directors elected Robert H. Swanson, Jr. to serve as a director for a term continuing to the Company’s next annual meeting of shareholders in March 2018 when all directors will be subject to election by shareholders. In connection with his service on the Board of Directors, Mr. Swanson will receive an annual cash retainer of $70,000, paid quarterly. Mr. Swanson will not serve on any committees of the Board.

Mr. Swanson will automatically be granted on April 15, 2017 (or the next succeeding business day that the NASDAQ is open) 2,445 restricted stock units under the Company’s 2006 Stock Incentive Plan, which shall vest and convert into shares of the Company’s common stock on the earlier of the date of the Company’s next annual meeting of shareholders or March 8, 2018.

Each non-employee director re-elected at the next annual meeting of shareholders will be granted a restricted stock unit award for a number of shares of common stock approved by the Board of Directors on the date of the Company’s annual meeting of shareholders.

Director equity awards vest in full upon the occurrence of a Change in Control Event (as defined in the Company’s 2006 Stock Incentive Plan) or the director’s death. If the director ceases to serve as a director by reason of his or her disability, as determined by the Board of Directors, each restricted stock unit will vest in full.

In addition, Mr. Swanson will become party with the Company to the Company’s form of Indemnification Agreement for Directors and Officers, filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the fiscal year ended November 1, 2008.

At the Effective Time, each outstanding Linear Common Share and each Linear Restricted Stock Award held by Mr. Swanson and his affiliates converted into the right to receive the Merger Consideration.

Analog Devices 2017 Executive Performance Incentive Plan

In connection with the Merger, the Company’s Board of Directors determined that the calculation of the Company’s achievement of operating profit before taxes as a percentage of revenue and year-over-year revenue growth under the 2017 Executive Performance Incentive Plan will exclude the financial results of Linear for the remainder of fiscal 2017.

Item 7.01. Regulation FD Disclosure.

On March 10, 2017, in connection with the Company’s announcement of the completion of the Merger, the Company also announced updated financial guidance for the second fiscal quarter of 2017. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section; nor shall this Item 7.01 or any of the information contained herein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 10, 2017, the Company issued a press release announcing the completion of the Merger, which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b) Financial Statements of Business Acquired.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 26, 2016, among Analog Devices, Inc., Linear Technology Corporation and Tahoe Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016).

10.1*	Bridge Credit Agreement, dated as of March 10, 2017, among Analog Devices, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and each lender from time to time party thereto.

10.2	Amendment and Restatement Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2016).

99.1*	Press Release, dated March 10, 2017.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.
(Registrant)

Date: March 10, 2017	By:	/s/ David A. Zinsner
David A. Zinsner Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 26, 2016, among Analog Devices, Inc., Linear Technology Corporation and Tahoe Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2016).

10.1*	Bridge Credit Agreement, dated as of March 10, 2017, among Analog Devices, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and each lender from time to time party thereto.

10.2	Amendment and Restatement Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2016).

99.1*	Press Release, dated March 10, 2017.

* Filed herewith.